SEC File No. 333-61831

                          Filed Pursuant to Rule 497(h)

                              Prospectus Supplement
                       (To Prospectus Dated June 30, 2000)

                            PILGRIM PRIME RATE TRUST

                    32,028.610 Shares of Beneficial Interest

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     During the period of February 16, 2001 through February 20, 2001, Pilgrim Prime Rate Trust (the "Trust") sold 32,028.610 shares of beneficial interest of the Trust through the Trust's Shareholder Investment Program pursuant to a Distribution Agreement with Pilgrim Securities, Inc. ("PSI") at a sales price of $8.06000 per share.

     Gross Proceeds ...............................  $258,150.00
     Commission to PSI ............................  $      0.00
     Net Proceeds to Trust ........................  $258,150.00

     On February 15, 2001, the last day of the corresponding pricing period, the last reported sales price of the Shares on the NYSE was 8.12.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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            The Date of this Prospectus Supplement is February 23, 2001